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                                                   Exhibit 25.2 to Registration
                                                   Statement No. 333-25575
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM T-1

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                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
               UNDER THE TRUST INDENTURE ACT FOR 1939, AS AMENDED,
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)  X
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                            FIRST UNION NATIONAL BANK
               (Exact name of Trustee as specified in its charter)


230 SOUTH TRYON STREET, 9TH FLOOR
CHARLOTTE, NORTH CAROLINA                 28288-1179           56-0900030
(Address of principal executive           (Zip Code)        (I.R.S. Employer
office)                                                     Identification No.)

                                   DANIEL OBER
                            FIRST UNION NATIONAL BANK
                        230 SOUTH TRYON STREET, 9TH FLOOR
                      CHARLOTTE, NORTH CAROLINA 28288-1179
                                 (704) 374-6242
            (Name, address and telephone number of Agent for Service)

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                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
               (Exact name of obligor as specified in its charter)


DELAWARE                                                  56-1857809
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)


212 SOUTH TRYON STREET, SUITE 500
CHARLOTTE, NORTH CAROLINA                                   28281
(Address of principal executive office)                   (Zip Code)


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                          SUBORDINATED DEBT SECURITIES
                       (Title of the indenture securities)


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1.      GENERAL INFORMATION.

        (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

                The Comptroller of the Currency, Washington, D.C.

                Federal Reserve Bank of Richmond, Virginia.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

        (b)     The Trustee is authorized to exercise corporate trust powers.


2.      AFFILIATIONS WITH OBLIGOR.

                The obligor is not an affiliate of the Trustee. (See Note 1 on Page 3)

Because the obligor is not in default on any securities issued under indentures under which applicant is trustee, Items 3 through 15 are not required herein.



16.     LIST OF EXHIBITS.

        (1)     Articles of Association of the Trustee as now in effect. See
                Exhibit 1 of the Form T-1 filed as Exhibit 25.1 to Registration Statement No. 333-25575, which is incorporated by reference.

        (2) Certificate of Authority of the Trustee to commence business. See Exhibit 2 of the Form T-1 filed as Exhibit 25.1 to Registration Statement No. 333-25575, which is incorporated by reference.

        (3) Authorization of the Trustee to exercise corporate trust powers. See Exhibit 3 of the Form T-1 filed as Exhibit 25.1 to Registration Statement No. 333-25575, which is incorporated by reference.

        (4)     By-Laws of the Trustee. See Exhibit 4 of the Form T-1 filed as
                Exhibit 25.1 to Registration Statement No. 333-25575, which is incorporated by reference.

        (5)     Inapplicable.

        (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included at Page 4 of this Form T-1 Statement.

        (7) Report of condition of Trustee. See Exhibit 7 of the Form T-1 filed as Exhibit 25.1 to Registration Statement No. 333-25575, which is incorporated by reference.

        (8)     Inapplicable.

        (9)     Inapplicable.


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                                      NOTES

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        1. Inasmuch as this Form T-1 is filed prior to the ascertainment by the
Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information. Item 2 may, however, be considered correct unless amended by an amendment to this Form T-1.























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                                    SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Charlotte, and State of North Carolina on the ____ day of July, 1997.


                                       FIRST UNION NATIONAL BANK
                                       (Trustee)



                                       BY: /s/ Shannon Stahel
                                           ------------------------------------
                                           Shannon Stahel
                                           Title: Corporate Trust Officer





                                                                 EXHIBIT T-1 (6)

                               CONSENTS OF TRUSTEE

        Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance by Summit Properties Partnership, L.P. of its Subordinated Debt Securities, First Union National Bank as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                                    FIRST UNION NATIONAL BANK



                                    BY: /s/ Terry W. Baker
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                                        Terry W. Baker, Vice President



Dated: July 23, 1997
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